Citizens Communications Company
                           Consolidated Financial Data
                                   (unaudited)
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
                                                           For the quarter ended                      For the year ended
                                                               December 31,                              December 31,
                                                           ------------------------            ----------------------------
                                                                                       %                                       %
(Amounts in thousands - except per-share amounts)            2000         1999       Change         2000             1999    Change
                                                           ----------------------------------- -------------------------------------
Income Statement Data
Continuing operations  (1)
  Revenue                                                    $ 482,339    $396,252     22%      $ 1,802,358   $ 1,598,236       13%
  Cost of Services                                             134,443      86,776     55%          449,121       361,807       24%
  Depreciation and amortization                                109,125      88,943     23%          387,607       310,185       25%
  Other operating expenses                                     216,312     234,364     -8%          803,900       851,969       -6%
  Acquisition assimilation expenses                             15,799       3,916    303%           39,929         3,916      920%
  Operating income                                               6,660     (17,747)   138%          121,801        70,360       73%
  Investment and other income, net (2)                         (11,563)    152,667   -108%            3,350       243,797      -99%
  Minority interest                                                  -       6,240   -100%           12,222        23,227      -47%
  Interest expense                                              58,467      33,081     77%          187,366       119,675       57%
  Income tax expense (benefit)                                 (21,228)     38,536   -155%          (16,132)       74,900     -122%
  Convertible preferred dividends                                1,552       1,552      -             6,210         6,210        -
  Income (loss) from continuing operations                     (43,694)     67,991   -164%          (40,071)      136,599     -129%
Income from discontinued operations, net of tax                  3,495       2,210     58%           11,677         7,887       48%
Net income (loss)                                              (40,199)     70,201   -157%          (28,394)      144,486     -120%

EBITDA and Capital Expenditure Data (3)
EBITDA from continuing operations                            $ 115,785    $ 71,196    63%       $   509,408     $ 380,545       34%
EBITDA from discontinued operations                             11,614       7,481    55%            45,640        36,218       26%
Total Company EBITDA                                           127,399      78,677    62%           555,048       416,763       33%
EBITDA from continuing operations before acquisition
  assimilation expenses                                        131,584      75,112    75%           549,337       384,461       43%
Capital expenditures from continuing operations                117,406     107,658     9%           463,890       419,170       11%
Capital expenditures from assets held for sale                  21,464      42,260   -49%            80,939       110,491      -27%
Capital expenditures from discontinued operations                4,405      10,867   -59%            73,476        25,454      189%
Total Company capital expenditures                             143,275     160,785   -11%           618,305       555,115       11%

Balance Sheet Data
Cash and investments                                                                            $   284,445     $ 628,527      -55%
Total assets                                                                                      6,955,006     5,771,745       21%
Net plant (continuing operations)                                                                 3,509,767     2,888,718       21%
Assets held for sale                                                                              1,212,307     1,060,704       14%
Assets of discontinued operations                                                                   673,515       595,710       13%
Long-term debt (continuing operations)                                                            3,062,289     2,107,460       45%
Equity                                                                                            1,921,251     2,121,185       -9%
Shares of common stock outstanding                                                                  262,660       262,076         -
Weighted average shares outstanding                            262,269     261,472      -           261,744       260,481         -

Per-Share Data (4)
Basic net income (loss) per share of common stock              $ (0.15)     $ 0.27    -156%     $    (0.11)       $ 0.55      -120%
EBITDA per share from continuing operations                       0.44        0.27      63%           1.95          1.46        34%
EBITDA per share from discontinued operations                     0.04        0.03      33%           0.17          0.14        21%
Total Company EBITDA per share                                    0.49        0.30      63%           2.12          1.60        33%
Book value per share                                                                                  6.57          7.37       -11%

Other Financial Data
Long-term debt to long-term debt and equity                                                            61%           50%
Common equity market capitalization (in billions)                                                   $ 3.45        $ 3.72
Equity market capitalization (in billions)                                                          $ 3.70        $ 4.00
Market capitalization (in billions)  (5)                                                            $ 6.76        $ 6.11

(1)    Our Incumbent Local Exchange  Carrier (ILEC),  Electric  Lightwave,  Inc.
       (ELI), (our Competitive Local Exchange Carrier) and our natural gas and electric businesses. The natural gas and electric businesses are presented in continuing operations in selected income statement data and as assets held for sale in the balance sheet data. We are reporting our water and wastewater businesses as discontinued operations. All prior years have been restated to conform to current presentation. Continuing operations reflect the elimination of intercompany transactions (see segment footnote in the SEC Form 10-K).
(2) 1999 includes a gain of $69.5 million ($42.9 million net of tax) on the sale of Centennial Cellular stock, a gain of $67.6 million ($41.7 million net of tax) on the disposition of Century Communications Corp. stock and a gain of $83.9 million ($51.8 million net of tax) on the disposition of an interest in a cable joint venture (the Century Communications Corp. and cable joint venture gains occurred in the fourth quarter of 1999).
(3)    EBITDA is Operating income plus depreciation and amortization.
(4)    Calculated based on weighted average shares outstanding.
(5)    Equity market capitalization plus long-term debt.

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                Citizens Communications Company
            Financial and Operating Data by Service

                                                               For the quarter ended                     For the year ended
                                                                   December 31,                              December 31,
                                                           ---------------------------               ------------------------
                                                                                            %                                  %
(Dollars in thousands, except operating data)                  2000            1999       Change       2000          1999    Change
                                                          --------------------------------------     -------------------------------
ILEC

Select Income Statement Data
Revenue
Network access services                                         $ 137,438  $ 122,618        12%     $ 513,431   $   503,634    2%
Local network services                                             90,059     70,733        27%       314,343       276,468   14%
Long distance and data services                                    25,169     17,399        45%        83,703        76,495    9%
Directory services                                                  9,630      6,922        39%        32,266        27,939   15%
Other                                                              11,134     19,007       -41%        62,626        64,732   -3%
Eliminations (1)                                                  (10,161)   (12,959)       n/a       (42,626)      (46,031)  n/a
Total revenue                                                     263,269    223,720        18%       963,743       903,237    7%
Network access expense                                             17,459     22,919       -24%        77,134        79,507   -3%
Depreciation and amortization                                      80,623     64,817        24%       276,250       226,141   22%
Other operating expenses                                          118,115    159,397       -26%       455,160       538,794  -16%
Acquisition assimilation expenses (2)                              15,799      3,916       303%        39,929         3,916  920%
Eliminations (1)                                                  (10,161)   (12,959)       n/a       (42,626)      (46,031)  n/a
Total expense                                                     221,835    238,090        -7%       805,847       802,327     -
Operating income                                                   41,434    (14,370)      388%       157,896       100,910   56%

EBITDA and Capital Expenditure Data
EBITDA (3)                                                      $ 122,057   $ 50,447       142%     $ 434,146    $  327,051   33%
EBITDA margin (4)                                                     46%        23%          -           45%           36%     -
EBITDA before acquisition assimilation expenses                   137,856     54,363       154%       474,075       330,967   43%
EBITDA margin before acquisition assimilation
  expenses                                                            52%        24%          -           49%           37%     -
Capital expenditures                                              100,415     70,912        42%       350,209       227,176   54%

Balance Sheet Data
Total assets                                                                                      $ 3,558,562   $ 2,422,572   47%
Net plant                                                                                           2,593,746     2,106,299   23%

Operating Data
Access lines                                                                                        1,371,200       996,757   38%
Switched access minutes of use (in millions)                        1,619      1,372        18%         5,755         5,224   10%
Employees                                                                                               4,212         3,723   13%
Citizens' long distance minutes of use (in millions)                  133        135        -1%           564           570   -1%
Citizens' long distance in-territory customer market share                                                14%          24%

(1)  Eliminations represent network access revenue and network access expense between the Company's local exchange operations and long-distance operations.
(2)  Represents expenses associated with the completed and pending acquisition of approximately 2 million telephone access lines.
(3)  EBITDA is Operating income plus depreciation and amortization.
(4)  EBITDA divided by total revenue.

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                                                              Citizens Communications Company
                                                          Financial and Operating Data by Service

                                                   For the quarter ended            For the year ended
                                                       December 31,                    December 31,
                                              ---------------------------       --------------------------
                                                                         %                                 %
(Dollars in thousands, except operating data)       2000       1999    Change      2000         1999     Change
                                              -------------------------------   --------------------------------
Electric Lightwave, Inc.

Select Income Statement Data
Revenue
Network services                                 $ 22,633   $ 15,818   43%       $ 77,437     $ 53,249     45%
Local telephone services                           23,231     22,370    4%         98,643       77,591     27%
Long distance services                              3,728      4,111   -9%         16,318       26,698    -39%
Data services                                      13,377     11,796   13%         51,579       29,470     75%
Total revenue                                      62,969     54,095   16%        243,977      187,008     30%
Network access expense                             17,294     16,303    6%         74,105       79,948     -7%
Gross margin                                       45,675     37,792   21%        169,872      107,060     59%
Depreciation and amortization                      17,882     11,554   55%         61,663       36,505     69%
Other operating expenses                           40,562     46,991  -14%        168,085      164,621      2%
 Total expense                                     75,738     74,848    1%        303,853      281,074      8%
Operating loss                                    (12,769)   (20,753)  38%        (59,876)     (94,066)    36%

EBITDA and Capital Expenditure Data
EBITDA (1)                                        $ 5,113   $ (9,199) 156%        $ 1,787    $ (57,561)   103%
Capital expenditures  (2)                          15,817     37,826  -58%        112,285      185,395    -39%

Balance Sheet Data
Total assets                                                                    $ 949,774    $ 775,234     23%
Gross plant                                                                       978,327      771,947     27%

Operating Data
Access Line Equivalents                                                           200,231      161,555     24%
Route miles                                                                         5,924        4,052     46%
Fiber miles                                                                       297,284      214,864     38%
Customers                                                                           2,401        2,371      1%
Buildings connected                                                                   851          824      3%
Employees                                                                           1,161        1,167     -1%
Revenue per employee                             $ 54,237   $ 46,354   17%      $ 210,144    $ 160,247     31%

(1)    EBITDA is Operating income plus depreciation and amortization.
(2)    Excludes capitalized leases.

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                                               Citizens Communications Company
                                           Financial and Operating Data by Service

                                                  For the quarter ended                    For the year ended
                                                       December 31,                             December 31,
                                               -----------------------------           -------------------------------
                                                                             %                                          %
(Dollars in thousands, except operating data)       2000          1999     Change          2000            1999       Change
                                               --------------------------------------  --------------------------------------
Gas Sector

Select Income Statement Data
Revenue
Residential distribution                        $ 44,391      $ 38,883       14%        $ 161,925      $ 143,314      13%
Commercial distribution                           27,810        25,514        9%          121,890        100,332      21%
Industrial distribution                           21,106        10,415      103%           63,060         46,054      37%
Municipal distribution                               977           504       94%            3,061          2,641      16%
Total distribution                                94,284        75,316       25%          349,936        292,341      20%
Transportation                                     1,366           318      330%            4,870          6,238     -22%
Other                                              8,349        (7,133)     217%           19,945          8,407     137%
Total revenue                                    103,999        68,501       52%          374,751        306,986      22%
Gas purchased                                     81,300        35,961      126%          229,538        152,667      50%
Gross margin                                      22,699        32,540      -30%          145,213        154,319      -6%
Depreciation and amortization                        153         6,214      -98%           19,228         22,203     -13%
Other operating expenses                          38,438        15,977      141%          117,717        100,092      18%
Total expense                                    119,891        58,152      106%          366,483        274,962      33%
Operating income                                 (15,892)       10,349     -254%            8,268         32,024     -74%

EBITDA and Capital Expenditure Data
EBITDA (1)                                     $ (15,739)     $ 16,563     -195%         $ 27,496       $ 54,227     -49%
Capital expenditures                              15,413        26,754      -42%           51,456         66,951     -23%

Balance Sheet Data
Assets held for sale                                                                    $ 667,651      $ 590,713      13%
Net plant                                                                                 531,885        498,219       7%

Operating Data
Customers                                                                                 473,527        466,576       1%
Employees                                                                                   1,022          1,035      -1%
Customers per employee                                                                        463            451       3%
Gross margin (net revenue) per employee         $ 22,210      $ 31,440      -29%        $ 142,087      $ 149,100      -5%
Billion Cubic Feet of gas throughput (BCF)          22.8          21.5        6%             73.7           79.4      -7%

(1)    EBITDA is Operating income plus depreciation and amortization.

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


                        Citizens Communications Company
                     Financial and Operating Data by Service

                                                For the quarter ended                       For the year ended
                                                     December 31,                              December 31,
                                             -----------------------------           ---------------------------------
                                                                               %                                           %
(Dollars in thousands, except operating data)        2000          1999      Change          2000              1999      Change
                                             --------------------------------------  -------------------------------------------
Electric Sector

Select Income Statement Data
Revenue
Residential distribution                           $ 21,037      $ 21,990      -4%        $  106,842         $ 87,471      22%
Commercial distribution                              17,316        15,824       9%            62,521           60,713       3%
Industrial distribution                              14,512         9,456      53%            47,269           41,045      15%
Municipal distribution                                2,068         2,257      -8%             8,570            8,719      -2%
Total distribution                                   54,933        49,527      11%           225,202          197,948      14%
Other                                                (1,741)        1,010    -272%            (2,130)           5,874    -136%
Total revenue                                        53,192        50,537       5%           223,072          203,822       9%
Electric energy and fuel oil purchased               29,450        25,155      17%           113,965           98,533      16%
Gross margin                                         23,742        25,382      -6%           109,107          105,289       4%
Depreciation and amortization                         8,822         6,572      34%            28,629           25,552      12%
Other operating expenses                             20,767        11,870      75%            65,252           49,469      32%
Total expense                                        59,039        43,597      35%           207,846          173,554      20%
Operating income                                     (5,847)        6,940    -184%            15,226           30,268     -50%

EBITDA and Capital Expenditure Data
EBITDA (1)                                          $ 2,975      $ 13,512     -78%        $   43,855         $ 55,820     -21%
Capital expenditures                                  6,051        15,506     -61%            29,483           43,540     -32%

Balance Sheet Data
Assets held for sale                                                                      $  544,656        $ 469,991      16%
Net plant                                                                                    421,443          411,552       2%

Operating Data
Customers                                                                                    123,562          120,745       2%
Employees                                                                                        334              341      -2%
Customers per employee                                                                           370              354       5%
Gross margin (net revenue) per employee            $ 71,084      $ 74,434      -5%        $  326,668        $ 308,765       6%
Megawatt hours sold                                 466,396       425,788      10%         1,943,370        1,806,830       8%
Megawatt hours generated                             95,062        88,753       7%           389,552          353,792      10%
Megawatt hours purchased                            391,342       357,973       9%         1,720,972        1,596,311       8%

(1)    EBITDA is Operating income plus depreciation and amortization.


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